UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2023

7GC & CO. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Market Street, Suite 1300

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628)-400-9284

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	VIIAU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	VII	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	VIIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2023, 7GC & Co. Holdings Inc. (the “Company” or “we”) and the Company’s sponsor, 7GC & Co. Holdings LLC (the “Sponsor”), entered into a non-redemption agreement (the “Non-Redemption Agreement”) with an unaffiliated third party (the “Holder”) in exchange for the Holder agreeing either not to request redemption, or to reverse any previously submitted redemption demand with respect to an aggregate of 247,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), of the Company sold in its initial public offering (“IPO”), in connection with the special meeting called by the Company (the “Meeting”) to, among other things, approve an amendment to the Company’s amended and restated certificate of incorporation (the “Extension Amendment”) to extend the date by which the Company must (i) consummate an initial business combination, (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of its Class A common stock included as part of the units sold in the IPO, from June 28, 2023 to December 28, 2023 (the “Extension”). In consideration of the foregoing agreement, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees) will surrender and forfeit to the Company for no consideration an aggregate of 30,875 shares of the Company’s Class B common stock, par value $0.0001 per share, held by the Sponsor (the “Forfeited Shares”) and (ii) the Company shall issue to the Holder a number of shares of Class A common stock equal to the number of Forfeited Shares.

The Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment is approved by Company’s stockholders but is expected to increase the amount of funds that remain in the trust account of the Company (the “Trust Account”) following the Meeting. The Company intends to enter into additional Non-Redemption Agreements with other third parties prior to the Meeting.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Stockholders may withdraw redemptions at any time until June 22, 2023 with respect to the Extension. Stockholders may request to withdraw their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Stephen Baran (e-mail:sbaran@continentalstock.com).

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the definitive proxy statement filed by the Company on May 30, 2023 (the “Proxy Statement”).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with the Meeting and, beginning on May 31, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the May 16, 2023 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali, LLC at (800) 662-5200 (toll free) or by email at vii.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7GC & Co. Holdings Inc.

Date: June 16, 2023	By:	/s/ Jack Leeney
		Name:	Jack Leeney
		Title:	Chief Executive Officer